UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 30, 2016

Federal Home Loan Bank of New York
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51397	136400946
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

101 Park Avenue, Floor 5, New York, New York		10178-0599
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212-441-6616

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Directors.

On August 30, 2016, the Federal Home Loan Bank of New York ("Bank") announced that Mr. Jay M. Ford, President and CEO, Crest Savings Bank, Wildwood, NJ, was deemed elected by the Bank to serve as a Member Director representing New Jersey members on the Board of Directors ("Board") of the Bank commencing on January 1, 2017 and ending on December 31, 2020.

Mr. Ford currently serves on the Board; his current term expires on December 31, 2016. He presently serves as Chair of the Board’s Audit Committee, as Vice Chair of the Board’s Strategic Planning Committee, and also serves on the Board’s Executive Committee. At the time of this filing, neither Mr. Ford nor any other person has been named to serve on any committee of the Board for 2017; further, whether Mr. Ford or any other person is expected to be named to serve on any committee of the Board for 2017 has not yet been determined.

Compensation of Mr. Ford and other Bank directors in 2017 is expected to be in accordance with a 2017 Director Compensation Plan ("Compensation Plan") which will be voted on by the Board at a later time. Details regarding the Compensation Plan will be disclosed after the Compensation Plan is adopted in an appropriate filing with the U.S. Securities and Exchange Commission.

In addition to the foregoing announcement, the Bank also reminded its members that ballots in connection with the election for two open Member Director seats for New York, and two open Districtwide Independent Director seats, all of which have terms commencing on January 1, 2017 and ending on December 31, 2020, will be distributed to eligible Bank members in early October, 2016. The Bank also noted that the Member Director seat representing Puerto Rico and the U.S. Virgin Islands will not be up for election this year.

The Bank’s 2016 Director election is taking place in accordance with the rules governing the election of Federal Home Loan Bank directors contained in the Federal Home Loan Bank Act and in the related regulations of the Federal Housing Finance Agency, the regulator of the Federal Home Loan Banks.

A copy of a director election update sent to Bank members containing the foregoing information is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 2016 Director Election Update, dated August 30, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of New York

August 30, 2016	By:	/s/ Kevin M. Neylan

Name: Kevin M. Neylan
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Director Election Update, dated August 30, 2016.